UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 14, 2012

Castle Brands Inc.

(Exact name of registrant as specified in its charter)

Florida	001-32849	41-2103550
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 East 42nd Street, Suite 4700, New York, New York	10168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable

 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The management of Castle Brands Inc. will present an overview of Castle Brand's business on June 14, 2012 at the Sidoti & Company Semiannual Micro-Cap Conference. A copy of the slide presentation to be made at such conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and will not, except to the extent required by applicable law or regulation, be deemed filed by Castle Brands Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Castle Brands Inc. Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

June 14, 2012	By:	/s/ Alfred J. Small
Name: Alfred J. Small
Title: Senior Vice President and Chief Financial Officer